Income Taxes and Duties - Summary of Principal Factors Generating the Deferred DUC (Detail) - DUC - MXN ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Deferred DUC asset
Tax credits	$ 454,631,317	$ 571,306,914
Deferred Profit-sharing duty liability:
Wells, pipelines, properties, plant and equipment	(171,170,789)	(241,237,295)
Deferred DUC asset net	283,460,528	330,069,619
Unrecognized Deferred DUC	(274,008,700)	(327,321,418)
Net, deferred DUC asset	$ 9,451,828	$ 2,748,201